NEWS RELEASE

CONTACTS: Media Meghan Cox Manager Corporate Communications T - (412) 433-6777 E - mmcox@uss.com	Investors/Analysts Dan Lesnak General Manager Investor Relations T - (412) 433-1184 E - dtlesnak@uss.com

FOR IMMEDIATE RELEASE:
UNITED STATES STEEL CORPORATION REPORTS FIRST QUARTER 2018 RESULTS

•	Net earnings of $18 million, or $0.10 per diluted share

•	Adjusted net earnings of $57 million, or $0.32 per diluted share

•	Net debt of $1.5 billion

•	Adjusted EBITDA of $255 million

PITTSBURGH, April 26, 2018 – United States Steel Corporation (NYSE: X) reported first quarter 2018 net earnings of $18 million, or $0.10 per diluted share. Adjusted net earnings were $57 million, or $0.32 per diluted share. This compares to a first quarter 2017 net loss of $180 million, or $1.03 per diluted share. Adjusted net loss for first quarter 2017 was $145 million, or $0.83 per diluted share.

2

Earnings Highlights

	Quarter Ended
	March 31,
(Dollars in millions, except per share amounts)	2018	2017
Net Sales	$3,149	$2,725
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$33	$(88)
U. S. Steel Europe	110	87
Tubular	(27)	(57)
Other Businesses	11	13
Total segment earnings (loss) before interest and income taxes	$127	$(45)
Other items not allocated to segments	10	(35)
Earnings (loss) before interest and income taxes	$137	$(80)
Net interest and other financial costs	118	81
Income tax provision	1	19
Net earnings (loss)	$18	$(180)
Earnings (loss) per diluted share	$0.10	$(1.03)

Adjusted net earnings (loss) (a)	$57	$(145)
Adjusted earnings (loss) per diluted share (a)	$0.32	$(0.83)
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$255	$92
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.
Commenting on U. S. Steel's results, President and Chief Executive Officer David B. Burritt said, "Our performance was significantly better than the first quarter of 2017, with improved results for all three of our reportable segments enabling four consecutive quarters of more predictable EBITDA. In spite of operational issues related to weather and on-going challenges with assets not yet revitalized, the first quarter of 2018 was in line with our expectations. During the first quarter, we also continued to improve our risk profile and strengthen our balance sheet through the successful completion of a $650 million senior unsecured notes offering, and the subsequent repayment of $780 million of our senior secured notes, with the repayment of the final $281 million being completed on April 12."
The improving strength of our balance sheet and total liquidity supports the continued implementation of our asset revitalization program in our Flat-Rolled segment, as well as increasing investment in our European and Tubular businesses. Our net debt was approximately $1.5 billion as of March 31, 2018, a decrease of over $225 million from the same period last year. We maintain strong cash and liquidity.

3

2018 Guidance
Commenting on U. S. Steel’s guidance for 2018, Burritt said, "We are beginning the second year of our asset revitalization program and we are already seeing benefits from the investments in our assets. It is prudent for us to anticipate the possibility of continued operational volatility for those assets yet to be revitalized. We remain focused on managing operating volatility to ensure we take care of our customers, and the restart of steel making at Granite City will increase our ability to do so. While there is uncertainty about how country exemption and product exclusion requests related to Section 232 will be resolved, we continue to invest in revitalizing our assets and developing innovative customer solutions. We are confident we will deliver our 2020 performance objectives."
Currently, we are experiencing operational challenges at our steelmaking facility at Great Lakes Works that we expect will have an unfavorable EBITDA impact of approximately $30 million on second quarter results. We currently believe that second quarter 2018 adjusted EBITDA will be approximately $400 million, and full-year 2018 adjusted EBITDA will be approximately $1.7 - $1.8 billion.
*****
The Company will conduct a conference call on first quarter 2018 earnings on Friday, April 27, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation and prepared remarks, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on April 27.
*****
Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of Guidance net earnings to consolidated Guidance adjusted EBITDA.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended
	March 31,
	2018	2017
OPERATING STATISTICS
Average realized price: (a)
Flat-Rolled ($/net ton)	740	719
U. S. Steel Europe ($/net ton)	707	594
U. S. Steel Europe (euro/net ton)	575	558
Tubular ($/net ton)	1,387	1,097
Steel Shipments (thousands of net tons): (a)
Flat-Rolled	2,534	2,404
U. S. Steel Europe	1,127	1,109
Tubular	179	144
Total Steel Shipments	3,840	3,657

Intersegment Shipments (thousands of net tons):
Flat-Rolled to Tubular	67	—
U. S. Steel Europe to Flat-Rolled	—	22
Raw Steel Production (thousands of net tons):
Flat-Rolled	2,784	2,714
U. S. Steel Europe	1,292	1,258
Raw Steel Capability Utilization: (b)
Flat-Rolled	66%	65%
U. S. Steel Europe	105%	102%

CAPITAL EXPENDITURES
Flat-Rolled	$176	$25
U. S. Steel Europe	21	14
Tubular	11	7
Other Businesses	—	1

Total	$208	$47
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended
	March 31,
(Dollars in millions, except per share amounts)	2018	2017
NET SALES	$3,149	$2,725

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	2,808	2,559
Selling, general and administrative expenses	78	81
Depreciation, depletion and amortization	128	137
Earnings from investees	(3)	(4)
Restructuring and other charges	—	33
Net loss (gain) on disposal of assets	1	(1)

Total operating expenses	3,012	2,805

EARNINGS (LOSS) BEFORE INTEREST AND INCOME TAXES	137	(80)
Net interest and other financial costs (a)	118	81
EARNINGS (LOSS) BEFORE INCOME TAXES	19	(161)
Income tax provision	1	19
Net earnings (loss)	18	(180)
Less: Net earnings (loss) attributable to
noncontrolling interests	—	—
NET EARNINGS (LOSS) ATTRIBUTABLE TO
UNITED STATES STEEL CORPORATION	$18	$(180)

COMMON STOCK DATA:

Net earnings (loss) per share attributable to
United States Steel Corporation stockholders:
Basic	$0.10	$(1.03)
Diluted	$0.10	$(1.03)
Weighted average shares, in thousands
Basic	176,157	174,242
Diluted	178,289	174,242
Dividends paid per common share	$0.05	$0.05
(a) Includes $17 million and $18 million for the three months ended March 31, 2018 and 2017, respectively, of postretirement benefit expense (other than service cost) related to the retrospective presentation change of net periodic benefit cost of our defined benefit pension and other post-employment benefits as a result of the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits on January 1, 2018.

UNITED STATES STEEL CORPORATION
CASH FLOW STATEMENT (Unaudited)

	Quarter Ended
	March 31,
(Dollars in millions)	2018	2017
Cash provided by (used in) operating activities:
Net earnings (loss)	$18	$(180)
Depreciation, depletion and amortization	128	137
Restructuring and other charges	—	33
Loss on debt extinguishment	46	—
Pensions and other postretirement benefits	22	14
Deferred income taxes	—	2
Net loss (gain) on disposal of assets	1	(1)
Working capital changes	(269)	(170)
Income taxes receivable/payable	(8)	15
Other operating activities	(37)	15
Total	(99)	(135)

Cash used in investing activities:
Capital expenditures	(208)	(47)
Other investing activities	—	(1)
Total	(208)	(48)

Cash provided by (used in) financing activities:
Issuance of long-term debt, net of financing costs	640	—
Repayment of long-term debt	(538)	—
Receipts from exercise of stock options	30	12
Dividends paid	(9)	(9)
Taxes paid for equity compensation plans	(6)	(7)
Total	117	(4)

Effect of exchange rate changes on cash	10	1

Net decrease in cash, cash equivalents and restricted cash	(180)	(186)
Cash, cash equivalents and restricted cash at beginning of the year (a)	1,597	1,555

Cash, cash equivalents and restricted cash at end of the period (a)	$1,417	$1,369
(a) Includes restricted cash in the beginning-of-period and end-of-period amounts as a result of the retrospective adoption of Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash on January 1, 2018.

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	March 31	Dec. 31
(Dollars in millions)	2018	2017
Cash and cash equivalents	$1,372	$1,553
Receivables, net	1,566	1,379
Inventories	1,824	1,738
Other current assets	68	85
Total current assets	4,830	4,755
Property, plant and equipment, net	4,357	4,280
Investments and long-term receivables, net	491	480
Intangible assets, net	165	167
Other assets	183	180

Total assets	$10,026	$9,862

Accounts payable and other accrued liabilities	$2,174	$2,170
Payroll and benefits payable	326	347
Short-term debt and current maturities of long-term debt	281	3
Other current liabilities	178	201
Total current liabilities	2,959	2,721
Long-term debt, less unamortized discount and debt issuance costs	2,571	2,700
Employee benefits	728	759
Other long-term liabilities	329	361
United States Steel Corporation stockholders' equity	3,438	3,320
Noncontrolling interests	1	1

Total liabilities and stockholders' equity	$10,026	$9,862

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended
	March 31,
(Dollars in millions)	2018	2017
Reconciliation to Adjusted EBITDA
Net earnings (loss) attributable to United States Steel Corporation	$18	$(180)
Income tax provision	1	19
Net interest and other financial costs	118	81
Depreciation, depletion and amortization expense	128	137
EBITDA	265	57
Granite City Works adjustment to temporary idling charges	(10)	—
Loss on shutdown of certain tubular pipe mill assets	—	35
Adjusted EBITDA	$255	$92

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS (LOSS)

	Quarter Ended(a)
	March 31,
(Dollars in millions, except per share amounts)	2018	2017
Reconciliation to adjusted net earnings (loss) attributable to United States Steel Corporation
Net earnings (loss) attributable to United States Steel Corporation	$18	$(180)
Granite City Works adjustment to temporary idling charges	(10)	—
Loss on debt extinguishment and other related costs	49	—
Loss on shutdown of certain tubular pipe mill assets	—	35
Total adjustments	39	35
Adjusted net earnings (loss) attributable to United States Steel Corporation	$57	$(145)

Reconciliation to adjusted diluted net earnings (loss) per share
Diluted net earnings (loss) per share	$0.10	$(1.03)
Granite City Works adjustment to temporary idling charges	(0.05)	—
Loss on debt extinguishment and other related costs	0.27	—
Loss on shutdown of certain tubular pipe mill assets	—	0.20
Total adjustments	0.22	0.20
Adjusted diluted net earnings (loss) per share	$0.32	$(0.83)
(a) The adjustments included in this table have been tax effected at a 0% tax rate due to the recognition of a full valuation allowance.

UNITED STATES STEEL CORPORATION
RECONCILIATION OF ADJUSTED EBITDA GUIDANCE
		Year Ended	Year Ended
	Quarter Ended	Dec. 31	Dec. 31
	June 30	2018	2018
(Dollars in millions)	2018	(Low end of range)	(High end of range)
Reconciliation to Projected Adjusted EBITDA Included in Guidance
Projected net earnings attributable to United States Steel Corporation included in Guidance	$190	$855	$955
Estimated income tax expense	20	40	40
Estimated net interest and other financial costs	67	320	320
Estimated depreciation, depletion and amortization	123	495	495
Granite City Works adjustment to temporary idling charges	—	(10)	(10)
Projected adjusted EBITDA included in Guidance	$400	$1,700	$1,800

UNITED STATES STEEL CORPORATION
RECONCILIATION OF NET DEBT

	March 31,
(Dollars in millions)	2018	2017
Reconciliation of net debt
Short-term debt and current maturities of long-term debt	$281	$281
Long-term debt, less unamortized discount and debt issuance costs	2,571	2,752
Total debt	$2,852	$3,033
Less: Cash and cash equivalents	1,372	1,326
Net debt	$1,480	$1,707

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models that utilize enterprise value.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of gains (losses) associated with restructuring charges, significant temporary idling charges and debt extinguishment and other related costs that are not part of the Company's core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of restructuring charges and significant temporary idling charges. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of restructuring charges, significant temporary idling charges and debt extinguishment and other related costs that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial guidance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A consolidated statement of operations (unaudited), consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
-oOo-
2018-018